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                            ENTERTAINMENT PROPERTIES TRUST
                              1997 SHARE INCENTIVE PLAN


         1. PURPOSE. The purpose of the Entertainment Properties Trust 1997 Share Incentive Plan (the "Plan") is to enhance the ability of Entertainment Properties Trust (the "Company") and its subsidiaries to attract and retain employees and trustees of outstanding ability and to provide employees and trustees with an interest in the Company parallel to that of the Company's shareholders.

         2.   DEFINITIONS.

              (a) "Award" shall mean an award determined in accordance with the terms of the Plan.

              (b)  "Board" shall mean the Board of Trustees of the Company.

              (c) "Change in Control" shall mean the occurrence of any one of the following events:

                   (i) individuals who, on the Effective Date, constitute the Board (the "Incumbent Trustees") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a trustee subsequent to the Effective Date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Trustees then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for trustee, without written objection to such nomination) shall be an Incumbent Trustee; PROVIDED, HOWEVER, that no

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         individual initially elected or nominated as a trustee of the Company as a result of an actual or threatened election contest with respect to trustees or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Trustee;

                   (ii) any "person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange
         Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); PROVIDED, HOWEVER, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any Subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities,
         (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph
         (iii)), or (E) a transaction (other than one described in (iii) below) in which Company Voting Securities are acquired from the Company,


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         if a majority of the Incumbent Trustees approve a resolution providing expressly that the acquisition pursuant to this clause (E) does not constitute a Change in Control under this paragraph (ii);

                   (iii) the shareholders of the Company approve a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company's shareholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business
         Combination: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof


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         immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation or any person which beneficially owned, immediately prior to such Business Combination, directly or indirectly, 25% or more of the Company Voting Securities (a "Company 25% Shareholder")) would become the beneficial owner, directly or indirectly, of 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and no Company 25% Shareholder would increase its percentage of such total voting power and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Trustees at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non-Qualifying Transaction"); or

                   (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or a sale of all or substantially all of the Company's assets.


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              Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 25% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; PROVIDED, THAT if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

              (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

              (e) "Committee" shall mean a committee of at least two members of the Board appointed by the Board to administer the Plan and to perform the functions set forth herein and who are "non-employee directors" within the meaning of Rule 16b-3 as promulgated under Section 16 of the Exchange Act and who are also "outside directors" within the meaning of Section 162(m) of the Code.

              (f) "Common Share" shall mean the common shares of the beneficial interest, $0.01 par value per share, of the Company.

              (g)  "Covered Employee" shall have the meaning set forth in
Section 162(m)(3) of the Code.

              (h) "Fair Market Value" per share as of a particular date shall mean the last reported sale price (on the day immediately preceding such date) of the Common Shares on the New York Stock Exchange (or any other exchange


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or national market system upon which price quotations for the Company's Common
Shares are regularly available); PROVIDED, HOWEVER, that prior to the Initial Public Offering, Fair Market Value shall mean the price per share in the Initial Public Offering.

              (i) "Immediate Family Member" shall mean, except as otherwise determined by the Committee, a Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings, in-laws and persons related by reason of legal adoption.

              (j) "Initial Public Offering" shall mean the Company's initial public offering of Common Shares pursuant to its registration statement filed with the Securities and Exchange Commission.

              (k) "Incentive Stock Option" shall mean a stock option which is intended to meet the requirements of Section 422 of the Code.

              (l) "Non-Employee Trustee" shall mean a member of the Board who is not an employee of the Company or any Subsidiary; PROVIDED, HOWEVER, that such term shall not include the Company's Chairman of the Board.

              (m) "Ownership Limit" shall have the same meaning as provided in the Company's declaration of trust.

              (n) "Nonqualified Stock Option" shall mean a stock option which is not intended to be an Incentive Stock Option.

              (o) "Option" shall mean either an Incentive Stock Option or a Nonqualified Stock Option.


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              (p)  "Participant" shall mean an employee or trustee of the
Company or its Subsidiaries who is selected to participate in the Plan in accordance with Section 5.

              (q) "Subsidiary" shall mean any subsidiary of the Company that is a corporation and which at the time qualifies as a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

         3. SHARES SUBJECT TO THE PLAN. Subject to adjustment in accordance with Section 19, the total of the number of Common Shares which shall be available for the grant of Awards under the Plan shall not exceed 1,500,000 shares; PROVIDED, THAT, for purposes of this limitation, any Common Shares subject to an Option which is canceled or expire without exercise shall again become available for Awards under the Plan. Upon forfeiture of Awards in accordance with the provisions of the Plan, and the terms and conditions of the Award, such shares shall no longer be counted in any determination of the number of shares available under the Plan and shall be available for subsequent Awards. Subject to adjustment in accordance with Section 19, no employee shall be granted, during the term of this Plan, Options to purchase more than 750,000 Common Shares. Notwithstanding the foregoing, no participant shall be granted an Award (or be permitted to exercise an Award) if upon grant (or exercise) the Ownership Limit for that individual would be exceeded. Common Shares available for issue or distribution under the Plan shall be authorized and unissued shares or shares reacquired by the Company in any manner.

         4. ADMINISTRATION. (a) The Plan shall be administered by the Board, unless and until the Board shall


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appoint a Committee to administer the Plan.  All references to the Committee hereinafter shall mean the Board if no such Committee has been appointed.

              (b) The Committee shall (i) approve the selection of Participants, (ii) determine the type of Awards to be made to Participants,
(iii) determine the number of Common Shares subject to Awards, (iv) determine the terms and conditions of any Award granted hereunder (including, but not limited to, any restriction and forfeiture conditions on such Award) and (v) have the authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements entered into hereunder, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem desirable to carry it into effect.

              (c) Any action of the Committee shall be final, conclusive and binding on all persons, including the Company and its Subsidiaries and shareholders, Participants and persons claiming rights from or through a Participant.

              (d) The Committee may delegate to officers or employees of the Company or any Subsidiary, and to service providers, the authority, subject to such terms as the Committee shall determine, to perform administrative functions with respect to the Plan and Award agreements.

              (e) Members of the Committee and any officer or employee of the Company or any Subsidiary acting at the


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direction of, or on behalf of, the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified by the Company with respect to any such action or determination.

         5. ELIGIBILITY. Individuals eligible to receive Awards under the Plan shall be the officers and other key employees of the Company and its Subsidiaries selected by the Committee. In addition, all Non-Employee Trustees shall be eligible to receive Options as provided in Section 12 hereof.

         6. AWARDS. Awards under the Plan may consist of Options, restricted Common Shares, restricted Common Share units, performance shares, performance share units, purchases, share awards or other awards based on the value of the Common Shares. Awards shall be subject to the terms and conditions of the Plan and shall be evidenced by an agreement containing such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

         7. OPTIONS. Options may be granted under the Plan in such form as the Committee may from time to time approve pursuant to terms set forth in an Option agreement. The Committee may alter or waive, at any time, any term or condition of an Option that is not mandatory under the Plan.

              (a) TYPES OF OPTIONS. Each Option agreement shall state whether or not the Option will be treated as an Incentive Stock Option or Nonqualified Stock Option.

              (b) OPTION PRICE. The purchase price per share of the Common Shares purchasable under an Option shall


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be determined by the Committee; PROVIDED, HOWEVER, the Option price for
Incentive Stock Options will be not less than 100% of the Fair Market Value of the Common Shares on the date of the grant of the Option and in the case of Incentive Stock Options granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of shares of the Company and its Subsidiaries (a "10% Shareholder") the price per share specified in the agreement relating to such Option shall not be less than 110% of the Fair Market Value per share of the Common Shares on the date of grant.

              (c) OPTION PERIOD. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable after the expiration of 10 years from the date the Option is granted, PROVIDED, HOWEVER, that in the case of Incentive Stock Options granted to 10% Shareholders, the term of such Option shall not exceed 5 years from the date of grant.

              (d) EXERCISABILITY. Each Option shall vest and become exercisable at a rate determined by the Committee at or subsequent to grant; PROVIDED, HOWEVER, that no Option granted under this Section 7 shall become exercisable earlier than the time that the Plan is approved by the shareholders of the Company in accordance with Section 24; PROVIDED, FURTHER, that upon the occurrence of a Change in Control before such shareholder approval, all Incentive Stock Options granted hereunder shall automatically become Nonqualified Stock Options and all Options shall vest and become immediately exercisable in accordance with Section 13.


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              (e)  METHOD OF EXERCISE.  Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of Common Shares to be purchased. Such notice shall be accompanied by the payment in full of the Option purchase price. Such payment shall be made:
(a) in cash, or (b) to the extent authorized by the Committee, by surrender of Common Shares owned by the holder of the Option (including Common Shares otherwise receivable upon exercise of the Option), or (c) through simultaneous sale through a broker of shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, or (d) through additional methods prescribed by the Committee, or (e) by a combination of any such methods.

         8. RESTRICTED COMMON SHARES. The Committee may from time to time award restricted Common Shares under the Plan to eligible employees. Shares of restricted Common Shares may not be sold, assigned, transferred or otherwise disposed of, or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose, for such period (the "Restricted Period") as the Committee shall determine. The Committee may define the Restricted Period in terms of the passage of time or in any other manner it deems appropriate. The Committee may alter or waive at any time any term or condition of restricted Common Shares that is not mandatory under the Plan.

         Unless otherwise determined by the Committee, upon termination of a Participant's employment for any reason prior to the end of the Restricted Period, the restricted


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Common Shares shall be forfeited and the Participant shall have no right with respect to the Award.

         Except as restricted under the terms of the Plan and any Award agreement, any employee awarded restricted Common Shares shall have all the rights of a shareholder including, without limitation, the right to vote restricted Common Shares.

         If a share certificate is issued in respect of restricted Common Shares, the certificate shall be registered in the name of the employee but shall be held by the Company for the account of the employee until the end of the Restricted Period.

         The Committee may also award restricted Common Shares in the form of restricted Common Share units having a value equal to an identical number of Common Shares. Payment of restricted Common Share units shall be made in Common Shares or in cash or in a combination thereof (based upon the Fair Market Value of Common Shares on the day the Restricted Period expires), all as determined by the Committee in its sole discretion.

         9. PERFORMANCE SHARES. Performance shares may be granted in the form of actual Common Shares or Common Share units having a value equal to an identical number of Common Shares. In the event that a share certificate is issued in respect of performance shares, such certificate shall be registered in the name of the employee but shall be held by the Company until the time the performance shares are earned. The performance conditions and the length of the performance period shall be determined by the Committee but in no event may a performance period be less than twelve


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months.  The Committee shall determine in its sole discretion whether performance shares granted in the form of Common Share units shall be paid in cash, Common Shares, or a combination of cash and Common Shares.

         Awards of performance shares to a Covered Employee shall be subject to performance goals. Performance goals may be expressed in terms of one or more of the following: revenue, revenue growth, earnings before interest, taxes, depreciation and amortization ("EBITDA"), EBITDA growth, funds from operations, funds from operations per share and per share growth, cash available for distribution, cash available for distribution per share and per share growth, net earnings, earnings per share and per share growth, return on equity, return on assets, share price performance on an absolute basis and relative to an index, of earnings per share or improvements in the Company's attainment of expense levels, and implementing or completion of critical projects. The Committee shall establish the relevant performance conditions within 90 days after the commencement the performance period (or such later date as may be required or permitted by Section 162(m) of the Code). The Committee may, in its discretion, reduce or eliminate the amount of payment with respect to an Award of performance shares to a Covered Employee, notwithstanding the achievement of a specified performance condition. The maximum number of performance shares subject to any Award to a Covered Employee is 250,000 for each 12 months during the performance period (or, to the extent the Award is paid in cash, the maximum dollar amount of any such Award is the equivalent cash value of such number of Common Shares at the closing price on the last trading day of the performance


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period).  An Award of performance shares to a Participant who is a Covered
Employee shall (unless the Committee determines otherwise) provide that in the event of the employee's termination of employment prior to the end of the performance period for any reason, such Award will be payable only (A) if the applicable performance conditions are achieved and (B) to the extent, if any, as the Committee shall determine.

         10. SHARE PURCHASES. The Committee may authorize eligible individuals to purchase Common Shares in the Company at a price equal to the Fair Market Value of the Common Shares at the time of grant. Any such offer may be subject to the conditions and terms the Committee may impose. The Company may make loans available to eligible employees in connection with the purchase of Common Shares, as the Committee, in its discretion, may determine. The terms and conditions of any such loans shall be determined by the Committee, in its sole discretion.

         11. SHARE AWARDS. Subject to such performance and employment conditions as the Committee may determine, awards of Common Shares or awards based on the value of the Common Shares may be granted either alone or in addition to other Awards granted under the Plan. Any Awards under this
Section 11 and any Common Shares covered by any such Award may be forfeited to the extent so provided in the Award agreement, as determined by the Committee. Payment of Common Share awards made under this Section which are based on the value of Common Shares may be made in Common Shares or in cash or in a combination thereof (based upon the Fair Market Value of Common Shares on the date of payment), all as determined by the Committee in its sole discretion.


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         12.  NON-EMPLOYEE TRUSTEE STOCK OPTIONS.

              (a)  INITIAL GRANT.  Nonqualified Stock Options to purchase
10,000 Common Shares shall be granted automatically to each Non-Employee Trustee who is a Non-Employee Trustee as of the date of the Initial Public Offering. With respect to each person who becomes a Non-Employee Trustee after such date, Nonqualified Stock Options to purchase 10,000 Common Shares shall be granted automatically to each such Non-Employee Trustee on the day he or she first becomes a Non-Employee Trustee.

              (b) SUBSEQUENT OPTIONS. In addition to the Nonqualified Stock Options granted to Non-Employee Trustees under Section 10(a), Nonqualified Stock Options to purchase 3,333 Common Shares shall be granted automatically to each Non-Employee Trustee on the day after the annual meeting of shareholders for 1998 and each annual meeting thereafter; PROVIDED, HOWEVER, he or she continues to serve as a Non-Employee Trustee on such date.

              (c) OPTION PRICE. The purchase price for each Option granted under this Section 10 to a Non-Employee Trustee shall be the Fair Market Value of the Common Shares on the date of grant of the Option.

              (d) EXERCISABILITY. Each Initial Option granted under Section 10(a) shall become exercisable and vest at a rate of 33-1/3% on each of the first, second and third anniversaries of the date of grant of such Option; PROVIDED, HOWEVER, that no Option shall become exercisable earlier than the time that the Plan is approved by the shareholders of the Company in accordance with
Section 24; PROVIDED, FURTHER, that upon the occurrence of a Change in


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Control before such shareholder approval, all Options shall vest and become immediately exercisable in accordance with Section 13. Subsequent Options granted under Section 12(b) shall become exercisable and vest 1 year from the date of the grant thereof.

              (e) METHOD OF EXERCISE. Each Option granted under this Section 12 may be exercised in the same manner as provided in Section 7(e).

              (f) OPTION PERIOD. Each Option granted under this Section 12 shall terminate 10 years from the date of grant unless sooner terminated by reason of termination of service as a trustee of the Company and its Subsidiaries.

              (g)  TERMINATION OF TRUSTEE STATUS.

                   (i) In the event of termination of service as a trustee of the Company and its Subsidiaries for any reason other than death or permanent disability (as determined by the Committee), an Option granted under this Section 12 (to the extent exercisable as of the date of termination) shall be exercisable for 90 days following such termination (but in no event beyond the term of the Option), and shall thereafter terminate.

                   (ii) In the event of the death of a Non-Employee Trustee while a trustee of the Company or any Subsidiaries, the Option (to the extent exercisable as of the date of death), shall be exercisable by any prior transferee or by the Non-Employee Trustee's designated beneficiary, or if none, the person(s) to whom such Non-Employee Trustee's rights under the Option are transferred


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         by will or the laws of descent and distribution for 1 year following the date of death (but in no event beyond the term of the Option), and shall thereafter terminate.

                   (iii) In the event of the termination of service as a trustee of the Company and its Subsidiaries due to permanent disability (as determined by the Committee), the Option (to the extent exercisable as of the date of termination), shall be exercisable for 1 year following such termination of service (but in no event beyond the term of the Option), and shall thereafter terminate.

              (h) Except as expressly provided in this Section 12, any Option granted to a Non-Employee Trustee hereunder shall be subject to the terms and conditions of the Plan.

         13. CHANGE IN CONTROL. Upon the occurrence of a Change in Control, all Options shall automatically become vested and exercisable in full and all restrictions or performance conditions, if any, on any Common Share awards, restricted Common Shares, restricted Common Share units or performance shares granted hereunder shall automatically lapse. The Committee may, in its discretion, include such further provisions and limitations in any agreement documenting such Awards as it may deem equitable and in the best interests of the Company.

         14. FORFEITURE. Notwithstanding anything in the Plan to the contrary, the Committee may provide in any Award agreement that in the event of a serious breach of conduct


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by an employee, former employee, trustee, or former trustee (including, without limitation, any conduct prejudicial to or in conflict with the Company or its Subsidiaries), or any activity of any employee or former employee in competition with any of the businesses of the Company or any Subsidiary, the Committee may
(a) cancel any outstanding Award granted to such employee, former employee, trustee, or former trustee, in whole or in part, whether or not vested, and/or
(b) if such conduct or activity occurs within 1 year following the exercise or payment of an Award, require such employee, former employee, trustee, or former trustee to repay to the Company any gain realized or payment received upon the exercise or payment of such Award (with such gain or payment valued as of the date of exercise or payment). Such cancellation or repayment obligation shall be effective as of the date specified by the Committee. Any repayment obligation may be satisfied in Common Shares or cash or a combination thereof (based upon the Fair Market Value of Common Shares on the day prior to the date of payment), and the Committee may provide for an offset to any future payments owed by the Company or any Subsidiary to the employee, former employee, trustee, or former trustee if necessary to satisfy the repayment obligation. The determination of whether an employee, former employee, trustee, or former trustee has engaged in a serious breach of conduct or any activity in competition with any of the businesses of the Company or any Subsidiary shall be determined by the Committee in good faith and in its sole discretion. This
Section 14 shall have no application following a Change in Control.


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         15.  WITHHOLDING.  The Company shall have the right to deduct from any payment to be made pursuant to the Plan the amount of any taxes required by law to be withheld therefrom, or to require a Participant to pay to the Company in cash such amount required to be withheld prior to the issuance or delivery of any Common Shares or the payment of cash under the Plan. Such taxes may be paid by (a) delivering previously owned Common Shares or (b) having the Company retain Common Shares which would otherwise be delivered upon exercise or payment of Awards or (c) any combination of a cash payment or the methods set forth in
(a) and (b) above. For purposes of (a) and (b) above, Common Shares shall be valued at Fair Market Value determined as of the day immediately prior to exercise or payment. If and to the extent authorized by the Committee, the Company may, upon election by a Participant, withhold from any distribution of Common Shares hereunder, Common Shares with a Fair Market Value in excess of the Participant's required withholding obligation.

         16. NONTRANSFERABILITY, BENEFICIARIES. Unless otherwise determined by the Committee with respect to the transferability of Nonqualified Stock Options by a Participant to his Immediate Family Members (or to trusts or partnerships or limited liability companies established for such family members), no Award shall be assignable or transferable by the Participant, otherwise than by will or the laws of descent and distribution or pursuant to a beneficiary designation, and Options shall be exercisable, during the Participant's lifetime, only by the Participant (or by the Participant's legal representatives in the event of the Participant's incapacity). Each Participant may designate a beneficiary to exercise any Option held by the Participant at the time of the Participant's death or to be assigned any other Award outstanding at the time of the Participant's death. If no beneficiary has been named by a deceased Participant, any Award held by the Participant at the time of death shall be transferred as provided in his will or by the laws of descent and distribution. Except in the case of the holder's incapacity, an Option may only be exercised by the holder thereof.

         17. NO RIGHT TO EMPLOYMENT. Nothing contained in the Plan or in any Award under the Plan shall confer upon any employee any right with respect to the continuation of employment with the Company or any of its Subsidiaries, or interfere in any way with the right of the Company to terminate his or her employment at any time. Nothing contained in the Plan shall confer upon any employee or other person any claim or right to any Award under the Plan.

         18. GOVERNMENTAL COMPLIANCE. Each Award under the Plan shall be subject to the requirement that if at any time the Committee shall determine that the listing, registration or qualification of any shares issuable or deliverable thereunder upon any securities exchange or under any Federal or state law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition thereof, or in connection therewith, no such grant or award may be exercised or shares issued or delivered unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         19.  ADJUSTMENTS.  In the event of any change in the outstanding
Common Shares by reason of any share
dividend or split, recapitalization, merger, consolidation, spinoff, combination or exchange of shares or other corporate change, or any distribution to holders of Common Shares other than regular cash dividends, the number or kind of shares available for Options and Awards under the Plan may be adjusted by the Committee as it shall in its sole discretion deem equitable and the number and kind of shares subject to any outstanding Awards granted under the Plan and the purchase price thereof may be adjusted by the Committee as it shall in its sole discretion deem equitable to preserve the value of such Awards.

         20. AWARD AGREEMENT. Each Award under the Plan shall be evidenced by an agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such Award, in addition to the terms and conditions specified in the Plan.

         21. AMENDMENT. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that (a) no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable law, regulation or stock exchange rule and (b) except as provided in
Section 19, no amendment shall be made that would adversely affect the rights of a Participant under an Award theretofore granted, without such Participant's written consent.

         22.  GENERAL PROVISIONS.

              (a) The Committee may require each Participant purchasing or acquiring shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that such Participant is acquiring the shares for investment and without a view to distribution thereof.

              (b) All certificates for Common Shares delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Shares is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If the Committee determines that the issuance of Common Shares hereunder is not in compliance with, or subject to an exemption from, any applicable Federal or state securities laws, such shares shall not be issued until such time as the Committee determines that the issuance is permissible.

              (c) It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 22(c), such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

              (d) Except as otherwise provided by the Committee in the applicable grant or Award agreement, a

Participant shall have no rights as a shareholder with respect to any shares of Common Shares subject to an Award until a certificate or certificates evidencing Common Shares shall have been issued to the Participant and, subject to
Section 19, no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which Participant shall become the holder of record thereof.

              (e) The law of the State of Missouri shall apply to all Awards and interpretations under the Plan regardless of the effect of such state's conflict of laws principles.

              (f) Where the context requires, words in any gender shall include any other gender.

         23.  TERM OF PLAN.  Subject to earlier termination pursuant to
Section 21, the Plan shall have a term of 10 years from its Effective Date.

         24. EFFECTIVE DATE; APPROVAL OF SHAREHOLDERS. The Plan is effective as of ________ __, 1997. The Plan is conditioned upon the approval of the shareholders of the Company prior to the Initial Public Offering, and failure to receive their approval shall render the Plan and all outstanding Awards issued thereunder void and of no effect; PROVIDED, HOWEVER, that this limitation shall have no effect upon the occurrence of a Change in Control before such shareholder approval, and all Awards shall be exercisable in accordance with their terms.


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